UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report July 7, 2014 (Date of earliest event reported)  June 30, 2014

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718 New York, NY	10170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 201-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant

On June 30, 2014, KPMG LLP (“KPMG”) acquired certain assets of ROTHSTEIN-KASS, P.A. (d/b/a Rothstein Kass & Company, P.C.) and certain of its affiliates (“Rothstein Kass”), the independent registered public accounting firm for Fusion Telecommunications International, Inc. and its subsidiaries (the “Company”).  As a result of this transaction, on June 30, 2014, Rothstein Kass resigned as the Company’s independent registered public accounting firm.  Concurrent with such resignation, the Company, with the approval of its Audit Committee, consented to the assignment and assumption of Rothstein Kass’ engagement with the Company to KPMG.  Subject to the completion of KPMG’s client acceptance procedures, KPMG is expected to become the Company’s new independent registered public accounting firm.

The audit report of Rothstein Kass on the Company’s financial statements for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2013 and through the subsequent interim period preceding Rothstein Kass’ resignation, there were no disagreements between the Company and Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements if not resolved to the satisfaction of Rothstein Kass, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, nor were there any reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years ended December 31, 2013 and through the subsequent interim period prior to the Company’s consent to the assignment of Rothstein Kass’ engagement with the Company to KPMG, the Company did not consult with KPMG on either (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that may be rendered on the Company’s financial statements; or (3) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in item 304(a)(1)(v) of Regulation S-K.  In addition, KPMG did not provide any written or oral advice to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

The Company has provided Rothstein Kass a copy of the disclosures in this Form 8-K and has requested that Rothstein Kass furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein.  A copy of the letter dated July 7, 2014 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter from Rothstein Kass to the Securities and Exchange Commission dated July 7, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Fusion Telecommunications International, Inc.

	By:	/s/ Gordon Hutchins, Jr.
Gordon Hutchins, Jr.
July 7, 2014		as President, Chief Operating Officer and Acting Chief Financial Officer

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